SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Dakotah, Incorporated
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 |X| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a06(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
 |_| $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
 |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:


         (2) Aggregate number of securities to which transaction applies


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         (4) Proposed maximum aggregate value of transaction:


         (5) Total fee paid:


 |_| Fee paid previously with preliminary materials.

 |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:


         (2) Form, Schedule or Registration Statement No.:


         (3) Filing Party:


         (4) Date Filed:



                              DAKOTAH, INCORPORATED
                               ONE NORTH PARK LANE
                        WEBSTER, SOUTH DAKOTA 57274-0120


- - -------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
- - -------------------------------------------------------------------------------

                                   to be held

                                  JUNE 12, 1996



TO THE STOCKHOLDERS OF DAKOTAH, INCORPORATED

         You are cordially invited to attend the Annual Meeting of stockholders of Dakotah, Incorporated, which will be held on Wednesday, June 12, 1996 at Webster High School, Webster, South Dakota at 5:30 p.m., for the following purposes:

         1. Electing three directors to hold office for a three year term and one director for a one year term as described in the Proxy Statement dated May 12, 1996.

         2.       Approving adoption of the 1995 Stock Option Plan.

         3.       Approving adoption of the 1996 Stock Option Plan for
                  Directors.

         4. Ratifying the appointment of Grant Thornton LLP as independent auditors for the current year.

         5. Transacting such other business as may properly come before the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

         Stockholders of record as of the close of business on May 9, 1996 are entitled to vote at the Annual Meeting and any adjournment thereof. Please contact the Company at (605) 345-4646 to obtain a map and/or directions to Webster High School if you plan on attending the Annual Meeting.


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.


                                    By the Order of the Board of Directors,



                                    Troy Jones, Jr.
                                    Chief Executive Officer
May 13, 1996




                              DAKOTAH, INCORPORATED
                               ONE NORTH PARK LANE
                        WEBSTER, SOUTH DAKOTA 57274-0120


- - -------------------------------------------------------------------------------
                                 PROXY STATEMENT
- - -------------------------------------------------------------------------------

                         Annual Meeting of Stockholders
                                   to be held
                                  June 12, 1996


                    INFORMATION CONCERNING PROXY SOLICITATION

This proxy statement and accompanying proxy are being furnished to stockholders of Dakotah, Incorporated (the "Company") on or about May 13, 1996 in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of stockholders ("Annual Meeting") to be held at Webster High School, Webster, South Dakota on Wednesday, June 12, 1996 at 5:30 p.m. Central Time, and all adjournments thereof, for the purposes set forth in the Notice of Meeting.

The enclosed proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company personally or by telephone. Any proxy given pursuant to such a solicitation may be revoked by the stockholder at any time prior to the voting thereof by filing written notice of the termination of appointment with an officer of the Company, by appearing in person at the meeting and voting in person or by filing a new written appointment of Proxy with an officer of the Company. Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted (1) in favor of the Board of Directors' nominees named in this proxy statement, (2) in favor of adoption of the 1995 Stock Option Plan, (3) in favor of the adoption of the 1996 Stock Option Plan for Directors and (4) in favor of ratifying the appointment of Grant Thornton LLP as independent auditors for the current year. Shares represented by proxies may also be voted, in the sole discretion of the individual(s) appointed as attorneys, agents and proxies, on any other matters as may properly come before the meeting.


                      OUTSTANDING SHARES AND VOTING RIGHTS

Common Stock, $.01 par value per share, of which there were 3,499,755 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each stockholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the stockholder, but in connection with the cumulative voting right applicable to the election of directors, each stockholder is entitled to as many votes as shall equal the number of shares held by such person as of the record date, multiplied by the number of directors to be elected. A stockholder may cast all of such votes for a single nominee or may apportion such votes among two or more nominees. For example, (at the Annual Meeting, three directors are up for election for three year terms, one director for a one year term) a holder of 100 shares may cast 400 votes for a single nominee, or apportion 400 votes in any other manner by so noting on the accompanying form of proxy. Only stockholders of record at the close of business on May 9, 1996, will be entitled to vote at the meeting.

A quorum is achieved when a majority of the outstanding shares are present in person or by proxy at the Annual Meeting. Except where the right of cumulative voting is exercised, the affirmative vote of the majority of shares present in person or represented by proxy is required to elect each director and to approve the other proposals. If the right of cumulative voting is exercised, the candidates for particular Board seats receiving the most votes shall be elected. Shares voted as abstentions (or a "withhold authority" vote as to directors) are considered present at the meeting for purposes of determining a quorum and, except when the right of cumulative voting is exercised, have the effect of a negative vote. When cumulative voting is exercised, abstentions and withhold authority votes are not counted in determining which candidates received the most votes. If a broker submits a "non-vote" proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

The Bylaws of the Company provide for the number of directors to be nine and also for three classes of directors with terms staggered so as to require the election of only one class of directors each year. At the stockholders' Meeting, three members are to be elected to hold office for three year terms until the 1999 Annual Meeting, or until successors are elected and have qualified.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for, and, if necessary, exercise cumulative voting rights to secure, the election of the nominees named herein, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve. Following is information about the nominees and all other directors of the Company:

    NAME AND AGE              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE                     DIRECTOR
                                        FOR PAST FIVE (5) YEARS                                  SINCE

DIRECTORS TO BE RE-ELECTED IN 1996 FOR A THREE YEAR TERM ENDING 1999:

James D. Becker            34    For more  than five  years,  Mr.  Becker  has been a sewing     1988
                                 machine mechanic for the Company.

Linda J. Laskowski         45    Ms. Laskowski has been with U.S. West Communications since      1994
                                 1987, as Vice President and General Manager of Information
                                 Provider Market until October 1991, as Chief Executive
                                 Officer of CLM Associates ( a joint venture between U.S.
                                 West Communications and France Telecom) from October 1991
                                 to January 1994, and as Vice President - South Dakota
                                 since March 1994.


Lee A. Schoenbeck(1,2)     36    For  more  than  five  years,  Mr.  Schoenbeck  has been an     1994
                                 attorney in private practice in Webster,  South Dakota.  He had  previously  served  on the Board of  Directors  of the
                                 Company from July 1985 through July 1991.

DIRECTOR TO BE RE-ELECTED IN 1996 FOR A ONE YEAR TERM ENDING 1997:

Leo T. Reynolds            50    For more than five years,  Mr.  Reynolds has been President     1995
                                 of Electronic Systems,  Inc., an electronics  manufacturing company.

DIRECTORS ELECTED IN 1994 FOR A THREE YEAR TERM ENDING 1997:

Troy Jones, Jr.(1)         34    Mr. Jones has been Chief  Executive  Officer of the Company    1994
                                 since  January  1995.  He  served  as  President  of  Orion
                                 Financial   Corp.   of  South   Dakota,   a  South   Dakota
                                 corporation,  since  July  1993.  For more  than six  years prior to that,  he was  Director  of  Finance  in the South
                                 Dakota Governor's Office of Economic Development.

Michael G. Grosek(1,2,3)   39    Mr.  Grosek  has been the mayor of  Webster,  South  Dakota    1991
                                 since  1984,  and for more  than  five  years has owned and operated  Mike's  Jack & Jill,  a  supermarket  in Webster,
                                 South Dakota.

DIRECTORS ELECTED IN 1995 FOR A THREE YEAR TERM ENDING 1998:

George C. Whyte(1)         45    Mr.  Whyte is a  founder  of the  Company  and has been its    1980
                                 Chairman  of the Board of  Directors  since June  1988.  He also  has  served  as  President  from  April  1991  to the present.  Mr.  Whyte was  Chief  Executive  Officer  of the
                                 Company from June 1988 to January 1995.

Dorothy A. Benson          49    From  July  1994 to the  present,  Ms.  Benson  has  been a    1986
                                 Product  Development  Specialist  for the Company.  She has
                                 been a Company Associate for more than five years,  working in other positions  including Pattern Maker and Data Design
                                 Specialist.

Gary L. Conradi(1,2,3)     56    Mr.  Conradi is  currently  Vice  Chairman  of the Board of    1984
                                 Directors.  For more than five years,  he has served as the
                                 Vice President of Corporate  Services for Raven Industries,
                                 Inc., a manufacturer of specialized plastics,
                                 electronics and apparel.


- - --------------------------------

(1) Member of Executive Committee

(2) Member of Audit Committee

(3) Member of Compensation Committee



MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         The Board of Directors of the Company has standing executive, audit, and compensation committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing nominating committee.

         The executive committee may exercise all of the powers and authority of the Board of Directors, except as otherwise provided under the South Dakota Business Corporation Act. During fiscal 1995, the executive committee met once.

         The audit committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. The audit committee held two meetings during fiscal 1995.

         The compensation committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers and other key employees and the composition and levels of participation in incentive compensation plans. The compensation committee administers the Company's 1995 Stock Option Plan including determining the participants, the number of shares subject to option and the terms and conditions of exercise. During fiscal 1995, the compensation committee held two meetings.

         During fiscal 1995 the Board of Directors of the Company met ten times. All directors attended over 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which they served.

DIRECTOR COMPENSATION

         Effective January 1, 1995, a new directors' compensation plan was approved by the Executive Committee of the Board of Directors which provides that each director who is not employed by the Company will receive $550 per Board or committee meeting held in person, will receive $300 for any such meeting held by telephone conference, and will receive an annual retainer of either $1,500 (for executive committee members) or $1,000 (for other outside directors). The retainer for 1994 was prorated to May 1, 1995 and thereafter was or will be payable semi-annually on May 1 and November 1. Each employee director who is not an officer receives $150 per Board or committee meeting. In addition, all directors who are not officers of the Company received a stock option effective May 1, 1995. The options bear an exercise price of $3.625 per share and have a term of five years and vest in full on December 31, 1995. Pursuant to this grant of options, the executive committee outside directors received an option to purchase 2,000 shares, the other outside directors received an option to purchase 1,000 shares and directors who are employees but not officers received an option to purchase 500 shares.

         Effective May 9, 1996, the Board of Directors adopted the Stock Option Plan for Directors which provides an automatic grant of 4,000 shares to each current director who is an officer of the Company at the time this Plan is approved by the stockholders. Newly elected directors in the future will also receive an initial grant of 4,000 shares at the time they become a director. At each subsequent annual meeting of stockholders, each director then elected will receive an additional option to purchase 2,000 shares. The exercise price will be the closing sale price of the Common Stock on the date of the annual meeting of stockholders and will be immediately exercisable. The options will have a term of five years.

CERTAIN FILINGS

         On May 1, 1991, comprehensive new rules promulgated by the Securities and Exchange Commission relating to the reporting of securities transactions by directors and officers became effective. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all required reports were timely filed, except that due to administrative oversight, George C. Whyte filed one late Form 4.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information for the Company's fiscal years ended December 31, 1993, 1994 and 1995 regarding compensation earned by or awarded to the Company's chief executive officer and the other executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                                        ANNUAL COMPENSATION ($)
                             -------------------------------------------------------------------------------
                                                                              LONG-TERM
                             FISCAL                          OTHER ANNUAL    COMPENSATION     ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR     SALARY    BONUS(2)    COMPENSATION       OPTION      COMPENSATION
- - ---------------------------   ----     ------    --------    ------------      AWARDS(#)         ($)
                                                                               ---------    ------------
George C. Whyte(1)            1995     141,000    58,000           -0-          25,000          2,485(5,7)
 President and Chairman       1994     136,650       -0-           -0-         184,300        309,333(6)
 of the Board                 1993     129,000    66,500       120,000(3)          -0-        306,000(6)

Troy Jones, Jr.(4)            1995         -0-       -0-       200,000         100,000            -0-
 Chief Executive Officer

Terry G. Sampson              1995      70,200       -0-           -0-             -0-         95,718(5,7,8)
 Former Executive Vice        1994      91,800       -0-           -0-          92,150        154,667(6)
 President, Secretary         1993      87,500    36,000           -0-             -0-        153,000(6)
 and Treasurer


- - -----------------------

(1) George Whyte was also Chief Executive Officer until January 1995. Troy Jones was elected to the position of Chief Executive Officer at that time.

(2) Cash bonuses have been included as compensation for the year earned, calculated in accordance with the terms of the individual's incentive compensation plan, even though actually paid in the subsequent year. See "Incentive Compensation Plan."

(3) Consists of the value of 55,290 shares of Common Stock issued in 1993 as deferred compensation, earned in an earlier period.

(4) All compensation for Mr. Jones' service to the Company is paid to Orion Financial Corp. of South Dakota, a South Dakota corporation ("Orion"). The Company has engaged Orion to provide such services. Mr. Jones is the President and controlling shareholder of Orion.

(5) Includes the value of the cash contributions to the Company's Profit Sharing Plan allocated to the executive officer .

(6) Includes the amount earned on stock appreciation rights granted pursuant to deferred compensation agreements. See "Stock Appreciation Rights Plan."

(7) For 1995 the Company contributed a total of $50,000 for all employees to the Company's Profit Sharing Plan. As of the date of filing this report this contribution had not been allocated and accordingly no portion of this contribution is included herein.

(8) In September, 1995, Mr. Sampson resigned as an employee, officer and director of the Company. The Company retained Mr. Sampson as a consultant and advisor to the Company through March 1996. This amount includes payment of $93,600 in the fourth quarter of 1995, and reflects the total compensation paid for such consulting services under a separation agreement.

OPTIONS GRANTED DURING FISCAL 1995

         The following table provides information relating to options granted to the Named Executive Officers during the Company's fiscal year ended December 31, 1995:

                                                           INDIVIDUAL GRANTS
                             -------------------------------------------------------------------------------
                                   OPTIONS          PERCENT OF TOTAL         EXERCISE
                                   GRANTED         OPTIONS GRANTED IN          PRICE          EXPIRATION
NAME                               (#)(1)          FISCAL YEAR (#/SH)         ($)(2)             DATE
                             -------------------------------------------------------------------------------
George C. Whyte ...........        25,000                 15.3%               $3.625            3/23/99
Terry G. Sampson...........            --                   --                    --                 --
Troy Jones, Jr.(3).........       100,000                 61.3%               $3.625             2/1/98


(1) The number indicated is the number of common shares that can be acquired upon exercise of the option. The Company has not granted any stock appreciation rights. Each option is non-transferable and immediately exercisable.

(2) Exercise prices are equal to the fair market value at the date of grant.

(3) These options are issued in the name of Orion Financial Corp. of South Dakota, a South Dakota corporation, of which Mr. Jones is President and controlling shareholder.


AGGREGATED OPTION EXERCISES DURING FISCAL 1995 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information related to the number and value of options held by the Named Executive Officers as of December 31, 1995. The Company does not have any outstanding stock appreciation rights.

                                                        NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                            SHARES          VALUE        OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON      REALIZED         YEAR-END (#)           FISCAL YEAR-END ($)(2)
NAME                    EXERCISE (#)(1)     ($)(1)     EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
                        -----------------------------------------------------------------------------------
George C. Whyte               -0-            -0-             209,300/--                   6,250/--
Terry G. Sampson              -0-            -0-                 -0-/--                     -0-/--
Troy Jones, Jr. (3)           -0-            -0-             100,000/--                  25,000/--


(1) See "Stock Appreciation Right Plan" for a description of the termination of certain stock appreciation rights.

(2) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year end is greater than the exercise price.

(3)      These options are issued in the name of Orion.

INCENTIVE COMPENSATION PLAN

         During 1995, the Executive Committee of the Board of Directors approved individual 1995 Incentive Compensation Plans (the "Bonus Plans") for George C. Whyte, President, Georgie Olson Harper, National Sales Manager, Belinda Kuecker, Manufacturing Manager, and Marci Cohen, Creative Services Director. Under the Bonus Plans, the named associates could earn a bonus of a specified percentage of their salaries if certain individualized sales, profitability, production and expense limitation goals were achieved in 1995. In addition to certain other terms and conditions of the Bonus Plans, the named associates must have been employed by the Company on December 31, 1995 to be eligible for payment under the Bonus Plans. The Company paid bonuses under each of the Bonus Plans.

STOCK APPRECIATION RIGHTS PLAN

         Effective January 19, 1990, the Company entered into deferred compensation agreements with George C. Whyte and Terry G. Sampson providing for the award of stock appreciation rights ("SARs"). In general, Messrs. Whyte and Sampson were entitled to the appreciation in the value of the Common Stock on the date of exercise of the SARs over the value of the Common Stock on the date of award. The SARs were two-thirds vested as of December 31, 1993 and would have been fully vested as of December 31, 1994.

         The Company entered into agreements with Messrs. Whyte and Sampson to terminate these deferred compensation agreements effective upon the date of the Company's public offering which was March 23, 1994. The agreements provided that the SARs were fully vested as of the date of the public offering and fixed the amounts earned under the SARs based on the initial public offering price of $5.125.

         As a result of the agreements fixing the amount owed pursuant to the SARs, Messrs. Whyte and Sampson were issued, effective upon the date of the public offering, promissory notes in the principal amount of $878,666 and $439,334, respectively. The indebtedness bears interest at six percent per annum and is payable in varying installments through January 1998. The termination agreements also provide for the grant of options, with terms of five years and exercise prices of $5.125 per share, to purchase 184,300 shares and 92,150 shares of Common Stock to Messrs. Whyte and Sampson, respectively. The option held by Mr. Sampson has terminated.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with George C. Whyte. The Agreement provides for an initial term of employment ending on December 31, 1996, annual compensation and participation in bonus and benefit plans of the Company in effect from time to time. The Agreement terminates automatically upon the death of the employee and the Company may terminate the agreement only for cause (as defined in the agreement). Subject to certain conditions and exceptions, the Agreement provides that Mr. Whyte may not compete with the Company in the United States for a period of one year following termination of his employment.

         Under the terms of a separation agreement with the Company, Mr. Sampson resigned effective September 30, 1995. In consideration for payments totaling $93,600 paid in the fourth quarter of 1995, Mr. Sampson agreed to consult with the Company through March 1996. The separation agreement also includes certain noncompete, indemnification, release and confidentiality agreements by Mr. Sampson, the Company's release of Mr. Sampson and the accelerated payment of certain amounts due Mr. Sampson under the agreements terminating the SARs.

EMPLOYEE PROFIT SHARING PLAN

         Effective January 1, 1988, the Company adopted the Dakotah, Incorporated Employee Profit Sharing Plan (the "Plan"). In general, all employees who are not covered by a collective bargaining agreement are eligible to participate in the Plan after completing one year of service as defined in the Plan. Plan benefits are 100% vested at the completion of five years of service. Prior to the completion of five years of service there is no vesting. The Plan also provides for 100% vesting at the normal retirement date or upon death or disability of the participant.

         Contributions to the Plan are determined each year by the Board of Directors at its discretion, but are limited to maximum permissible amounts as defined in the Plan. Contributions to the Plan may be made in the form of shares of the Company's Common Stock, valued at their fair market value, or cash. The Company may direct that contributions made in cash will be used to purchase Company Stock in the open market. Contributions to the Plan are allocated among eligible participants in the proportion of each participant's salary to the total salaries of all participants for the year in which the contribution was made, and are held in trust until each participant's retirement, disability, death or other termination of employment. All future distributions shall be made in Common Stock, unless the recipient elects to receive cash. The Company administers the Plan. First American Trust is the Trustee of the Plan.

         A $75,000 cash contribution was made for the year ended December 31, 1994. For 1995, a $50,000 cash contribution was made which the Company directed be used to purchase the Company's issued and outstanding Common Stock.


               APPROVAL OF ADOPTION OF THE 1995 STOCK OPTION PLAN
                                  (PROPOSAL #2)

BACKGROUND AND PURPOSE

         On December 19, 1995, the Board of Directors adopted, subject to stockholder approval, the 1995 Stock Option Plan ("1995 plan"). The purpose of the 1995 Plan is to provide a means to attract and retain competent personnel and to provide to participating officers and other key employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company. The 1995 Plan provides for the grant to employees and consultants of either incentive or nonqualified options. The Board believes that it is in the Company's and its stockholders' best interest to provide to key employees and consultants, through the granting of stock options, an opportunity to participate in the appreciation and value of the Common Stock of the Company. THE OPTION PRICE PER SHARE FOR OPTIONS MUST NOT BE LESS THAN THE FAIR MARKET VALUE PER SHARE OF THE COMMON STOCK ON THE DATE OF GRANT.

ELIGIBILITY AND ADMINISTRATION

         All employees and consultants of the Company, including officers and directors, are eligible to receive options granted under the 1995 Plan. As of April 30, 1996, there were approximately 480 full-time employees and consultants of the Company who are eligible to receive option grants under the 1995 Plan. The 1995 Plan authorizes the granting of options to purchase up to 800,000 shares of Common Stock. The shares subject to the options will generally be made from authorized but unissued shares.

         The 1995 Plan will be administered by a committee ("Committee") of the Board of Directors. The Committee has full authority to award options under the 1995 Plan, to establish the terms of the option agreements and to take all other action deemed appropriate for administration of the Plan.

INCENTIVE AND NONQUALIFIED OPTIONS

         The 1995 Plan provides both for incentive stock options ("Incentive Options") specifically tailored to the provisions of the Internal Revenue Code of 1986 ("Code") and for options not qualifying as Incentive Options ("Nonqualified Options"). Options are designated as Incentive Options or Nonqualified Options by the Committee when granted. The use of the term "option" herein shall mean both Incentive Options and Nonqualified Options.

         To obtain certain tax benefits, the 1995 Plan establishes special rules for Incentive Options, including the requirement that such Incentive Options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of such Incentive Options.

         Some restrictions also apply to Nonqualified Options granted under the 1995 Plan as a result of the application of newly enacted tax rules limiting the deductibility of certain compensation paid to "named executive officers." These rules are discussed more fully below in the section entitled Federal Income Tax Consequences. In order to comply with these rules, all Nonqualified Options granted under the 1995 Plan will have an exercise price equal to the fair market value of Common Stock at date of grant. In addition, no employee may receive Nonqualified Options for more than 250,000 shares in any fiscal year.

SHARES SUBJECT TO OPTIONS

         Except for the terms described above, Options to be granted under the 1995 Plan are discretionary with the Committee. To date, subject to approval of the 1995 Plan by stockholders, the only grant under the 1995 Plan is a Nonqualfied Option to Orion Financial Corp. of South Dakota, a South Dakota corporation ("Orion"), to purchase up to 242,745 shares at an exercise price per share of $3.875, the fair market value of the shares on the date of grant. The option is granted in connection with Orion providing the services of Mr. Troy Jones, Jr., as Chief Executive Officer to the Company. The option vests over three years on the anniversaries of the January 1, 1996 effective grant date. The term of this option is five years and will terminate prior to five years only in the event Mr. Jones' position as Chief Executive Officer is terminated voluntarily by Mr. Jones or is terminated by the Company for cause. On May 8, 1996, the closing price of the Common Stock on the NASDAQ National Market System was $4.00 per share.

TERMS AND CONDITIONS OF OPTIONS

         Except as described above, the 1995 Plan generally does not specify the terms and conditions of options to be granted under the Plan. Options granted under the 1995 Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve. Under the 1995 Plan, no option may be exercised later than 10 years from the date of the grant. Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the outstanding Common Stock if acceptable to the Committee, or in a combination of cash and shares. The right to be able to use the market appreciation of previously owned shares may, subject to such holding period requirements as the Committee may impose, permit the optionees to use shares acquired by successive exercises of options. Shares will not be issued upon the exercise of any option unless the optionee has satisfied any withholding tax obligation by depositing with the Company cash in the amount thereof at the time of the exercise. Alternatively, the optionee may elect, with the Committee's consent, to have withheld from the number of shares to be issued that number of shares the fair market value of which equals the amount of withholding tax.

         Unless otherwise determined by the Committee, (i) options granted under the 1995 Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her, (ii) if an optionee ceases to be employed or retained by the Company for any reason other than death, disability or for cause, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination, and (iii) if employment or retention is terminated because of death or disability, the option may be exercised (subject to the expiration date of the option) for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability. If employment or retention is terminated for cause, all unexercised options shall terminate immediately.

MODIFICATION AND TERMINATION

         The 1995 Plan provides for adjustment in the number and class of shares subject to the 1995 Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition, or other change in the capital structure of the Company.

         The 1995 Plan will terminate on December 18, 2005. In addition, the Board of Directors may, at any time, terminate the 1995 Plan or amend it except with respect to certain matters for which stockholder approval is required under the Code or Securities and Exchange Commission rules applicable to the 1995 Plan. No amendment or termination of the 1995 Plan by the Board of Directors may adversely affect any option previously granted under the 1995 Plan without the consent of the optionee.

MERGER, CONSOLIDATION AND CHANGE IN CONTROL

         The 1995 Plan provides that in the event of a Company dissolution or liquidation or a merger or consolidation in which the Company is not the surviving Corporation, the options will terminate. In the event of such a merger or consolidation, the optionee must be offered either a substitute option with terms and conditions which will substantially retain the optionee's rights or the right to fully exercise the option prior to the merger or consolidation. The 1995 Plan further provides that upon the occurrence of certain "acceleration events" the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 30 percent or more of the Company's outstanding shares; (ii) when a change in majority of the Board occurs without the approval of at least 60% of the prior Board; or (iii) the approval by stockholders of a sale of all or substantially all the assets or of a liquidation or dissolution of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1995 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

         In general, an optionee will be subject to tax at the time a Nonqualified Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonqualified Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

         In general, an optionee will not be subject to tax at the time an Incentive Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the Incentive Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

         If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         The federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers whom, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year is limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1995 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including stockholder approval of the 1995 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be no less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the options granted to Mr. Jones will not be entitled to the benefits of an exemption from the 1993 Tax Act deductibility limitation, the Company has structured the 1995 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria for future options granted under the Plan. There is no assurance, however, that awards under the Plan will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to future awards under the 1995 Plan.

APPROVAL OF THE 1995 PLAN

         Approval of the 1995 Plan requires the favorable vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Unless otherwise instructed by the stockholder, the shares represented by the enclosed proxy will be voted for approval of the 1995 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1995 PLAN.


                             APPROVAL OF ADOPTION OF
                      1996 STOCK OPTION PLAN FOR DIRECTORS
                                  (PROPOSAL #3)

BACKGROUND AND PURPOSE

         Effective May 9, 1996, the Board of Directors of the Company adopted, subject to approval by the stockholders, the 1996 Stock Option Plan for Directors ("Director Plan"). The Director Plan, which reserves a total of 100,000 shares of Common Stock for issuance to directors of the Company who are not also officers of the Company, was adopted by the Board to enhance the Company's ability to attract, reward and retain highly qualified directors and to increase their proprietary interest in the Company's success.

TERMS AND CONDITIONS OF OPTIONS

         The Director Plan provides that upon approval of the Plan by the stockholders each director who is not an officer of the Company will receive an option to purchase 4,000 shares. For purposes of the Director Plan, a director who is also the Secretary of the Company is not considered an "officer." A person not currently a member of the Board of Directors will receive an option to purchase 4,000 shares upon his or her initial election as a director. On the date of each subsequent annual meeting of stockholders, each director will receive an additional option to purchase 2,000 shares; provided that such director has received no other option under the Director Plan during the immediately preceding six month period.

         The exercise price of all options under the Director Plan is equal to the fair market value on the date of grant, and each option will be fully vested on the date of grant. The option shall terminate on the fifth anniversary of the date of grant. No options have been granted under the Director Plan.

         Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the Company's outstanding Common Stock if acceptable to the Committee, or in a combination of cash and shares. The right to be able to use the market appreciation of previously owned shares may, subject to such holding period requirements as the Committee may impose, permit the optionees to use shares acquired by successive exercises of options. Shares will not be issued upon the exercise of any option unless the optionee has satisfied any withholding tax obligation by depositing with the Company cash in the amount thereof at the time of the exercise. Alternatively, the optionee may elect, with the Committee's consent, to have withheld from the number of shares to be issued that number of shares the fair market value of which equals the amount of withholding tax.

         Options granted under the Director Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her. If an optionee ceases to serve as a director of the Company for any reason other than death, disability or for cause, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination. If the director is terminated because of death or disability, the option my be exercised (subject to the expiration date of the option) for up to one year after such termination. If the director is terminated for cause, all unexercised options shall terminate immediately.

MODIFICATION AND TERMINATION

         The Director Plan provides for adjustment in the number and class of shares subject to the Director Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, certain mergers, consolidation, acquisition, or other change in the capital structure of the Company.

         The Director Plan will terminate on May 8, 2006. In addition, the Board of Directors may, at any time, terminate the Director Plan or amend it except with respect to certain matters for which stockholder approval is required under Securities and Exchange Commission rules applicable to the Director Plan. No amendment or termination of the Director Plan by the Board of Directors may adversely affect any option previously granted under the Director Plan without the consent of the optionee.

MERGER, CONSOLIDATION AND CHANGE IN CONTROL

         The Director Plan provides that in the event of a Company dissolution or liquidation or a merger or consolidation in which the Company is not the surviving Corporation, the options will terminate. In the event of such a merger or consolidation, the optionee must be offered a substitute option with terms and conditions which will substantially retain the optionee's rights.

FEDERAL INCOME TAX CONSEQUENCES

         The options granted under the Director Plan are not intended to be Incentive Stock Options. At the time an option is granted, no income will be realized by the optionee, and no deduction will be allowable to the Company. Upon the exercise of the option, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid will be ordinary income to the optionee and deductible by the Company, to the extent such amount satisfies the general rules concerning deductibility of compensation and the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described above. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

APPROVAL OF DIRECTOR PLAN

         Approval of the Director Plan requires the favorable vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Unless otherwise instructed by the stockholder, the shares represented by the enclosed proxy will be voted for approval of the Director Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE DIRECTOR PLAN.


                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL #4)

         Based on the recommendation of the Audit Committee, the Board of Directors has appointed Grant Thornton LLP to serve as independent auditors for the Company for fiscal year 1996 and is submitting its appointment to the stockholders for ratification. Grant Thornton LLP has served as the Company's independent auditors since 1981. If the appointment is not ratified, the Board of Directors will reconsider its selection. Representatives of Grant Thornton LLP will be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.





                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of Common Stock beneficially owned by: (i) each person or entity known by the Company to own 5% or more of the Company's Common Stock; (ii) each director of the Company; (iii) each current Named Executive Officer; and (iv) all executive officers and directors as a group. All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned unless otherwise noted. The number of shares listed is as of March 25, 1996, unless otherwise noted.

                                                      NUMBER OF SHARES          PERCENT OF
             NAME AND ADDRESS                        BENEFICIALLY OWNED     OUTSTANDING SHARES
             ----------------                        ------------------     ------------------
Dakotah Incorporated Employee Profit Sharing Plan        1,853,722               53.0%
First American Trust, Trustee
One North Park Lane
Webster, South Dakota  57274

George C. Whyte(1,2)                                       400,207               10.8%
One North Park Lane
Webster, South Dakota  57274

Troy Jones, Jr.(3)                                         100,000                2.8%
One North Park Lane
Webster, South Dakota  57274

James D. Becker(1,4)                                         5,268                 .2%
One North Park Lane
Webster, South Dakota  57274

Dorothy A. Benson(1,5)                                       9,434                 .3%
One North Park Lane
Webster, South Dakota  57274

Gary L. Conradi(6)                                           3,200                   *
205 East Sixth
Sioux Falls, South Dakota  57102

Michael G. Grosek(7)                                         2,000                   *
P.O. Box 543
Webster, South Dakota  57274

Linda J. Laskowski(8)                                        2,000                   *
One North Park Lane
Webster, South Dakota  57274

Leo T. Reynolds                                                -0-                 -0-
One North Park Lane
Webster, South Dakota  57274

Lee A. Schoenbeck(9)                                        13,000                 .4%
One North Park Lane
Webster, South Dakota  57274

All executive officers and directors as a group            614,200               15.9%
      (11 persons)(1,2,3,4,5,6,7,8,9)


- - --------------------
*  Less than 1/10 of 1%.

(1) Includes shares allocated to the person's or group's account in the Employee Profit Sharing Plan.

(2) Includes 204,300 shares issuable upon exercise of outstanding options, 57,700 shares allocated to Mr. Whyte in the Employee Profit Sharing Plan, 2,233 shares owned directly by Mr. Whyte's wife and 25,229 shares allocated to Mr. Whyte's wife in the Employee Profit Sharing Plan.

(3) Includes 100,000 shares issuable upon exercise of an outstanding option. Does not include an option to purchase 242,745 shares, granted to Mr. Jones effective January 1, 1996 and vesting one third on the next three anniversaries of the date of the grant, and which is subject to shareholder approval.

(4) Includes 500 shares issuable upon exercise of an outstanding option, and 4,691 shares allocated to Mr. Becker in the Employee Profit Sharing Plan.

(5) Includes 500 shares issuable upon exercise of an outstanding option, and 7,781 shares allocated to Ms. Benson in the Employee Profit Sharing Plan.

(6)      Includes 2,000 shares issuable upon exercise of an outstanding option.

(7)      Includes 2,000 shares issuable upon exercise of an outstanding option.

(8)      Includes 1,000 shares issuable upon exercise of an outstanding option.

(9) Includes 2,000 shares issuable upon exercise of an outstanding option, 8,000 shares held in Mr. Schoenbeck's IRA and 200 shares


                              SHAREHOLDER PROPOSALS

         The Company will consider any shareholder proposals for inclusion in the proxy materials for the 1997 Annual Meeting of stockholders if such proposals are received by the Company no later than February 11, 1997. Proposals must also comply with all applicable statutes and regulations.


                                 ANNUAL REPORTS

         The Company's 1995 Annual Report, including financial statements, is being mailed with this proxy statement to shareholders entitled to notice of the Annual Meeting. THE COMPANY WILL FURNISH WITHOUT CHARGE TO SHAREHOLDERS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: CORPORATE SECRETARY, DAKOTAH, INCORPORATED, ONE NORTH PARK LANE, WEBSTER, SOUTH DAKOTA 57274-0120.


                                  OTHER MATTERS

         At the date of this Proxy Statement, management has no knowledge of any business other than that described herein that will be presented for consideration at the meeting. In the event any other business is presented at the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

         Please sign and return promptly the enclosed proxy in the envelope provided. The signing of a proxy does not prevent your attending the meeting and terminating such proxy by voting in person.

                                        By Order of the Board of Directors


                                        Troy Jones, Jr.
                                        Chief Executive Officer
Dated  May 13, 1996
Webster, South Dakota



                                                                        APPENDIX


                              DAKOTAH, INCORPORATED
                             1995 STOCK OPTION PLAN


                      Article I. Establishment and Purpose

         1.1 Establishment. Dakotah, Incorporated, a South Dakota corporation ("Company"), hereby establishes a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the "1995 STOCK OPTION PLAN" ("Plan"). The Plan permits the granting of Nonstatutory Stock Options and Incentive Stock Options.

         1.2 Purpose. The purposes of this Plan are to enhance shareholder investment by attracting, retaining, and motivating key employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.


                             Article II. Definitions

         2.1 Definitions. Unless the context clearly requires otherwise, the following terms shall have the respective meanings set forth below, and when said meaning is intended, the term shall be capitalized.

         (a)      "Board" means the Board of Directors of the Company.

         (b)      "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee, as specified in Article IV hereof, appointed by the Board to administer the Plan.

         (d) "Company" means Dakotah, Incorporated, a South Dakota corporation (including any and all subsidiaries).

         (e) "Consultant" means any person or entity, including an officer or director of the company who provides services (other than as an Employee) to the Company.

         (f) "Date of Exercise" means the date the Company receives notice by an Optionee of the exercise of an Option pursuant to
                  Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock as to which the Optionee intends to exercise an Option.

         (g) "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

         (h) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

         (i) "Fair Market Value" means the closing price of the Stock as reported by NASDAQ on the applicable day, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other value of the Stock as shall be specified by the Board.

         (j) "Incentive Stock Option" means an Option granted under this Plan which is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         (k) "Insider" means a person who is, at the time of an Option grant hereunder, an officer, director or holder of more than ten percent of the outstanding shares of the Stock, as defined in Section 16 of the Exchange Act.

         (l) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified herein, Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

         (m) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         (n) "Optionee" means a person to whom an Option has been granted under the Plan.

         (o)      "Parent Corporation" shall have the meaning set forth in
                  Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (p)      "Subsidiary Corporation" shall have the meaning set forth in
                  Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (q) "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6)of the Code, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning Stock owned by certain relatives of the individual and certain Stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

         (r)      "Stock" means the common stock of the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                   Article III. Eligibility and Participation

         3.1 Eligibility. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder.

         3.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom Options shall be granted and shall determine the nature of and number of shares of Stock subject to each such Option.


                           Article IV. Administration

         4.1 The Committee. The Plan shall be administered by a Committee appointed by the Board consisting of not fewer than two Directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board. Unless otherwise determined by the Board, no member of the Committee shall receive any Option pursuant to the Plan or any similar plan of the Company or any of its subsidiaries while serving on the Committee, or shall have received any such Option at any time within one year prior to his or her service on the Committee, or, if different, for the time period just necessary to fulfill the then current Rule 16b-3 requirements under the Exchange Act, except for Options granted pursuant to a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii). If for any reason the Committee does not qualify to administer the Plan disinterestedly as contemplated by Rule 16b-3 of the Exchange Act, or as may be required under applicable tax law to permit a deduction with respect to certain Options issued under the Plan, the Board of Directors may appoint a new Committee so as to comply with the disinterested administration requirements of Rule 16b-3 and such tax law.

         4.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Options; to determine the terms and conditions of such Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 12 herein) to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         The discretion of the Committee shall be limited to the extent necessary to retain the status of the Committee members as "disinterested persons" pursuant to Rule 16b-3 of the Exchange Act.

         4.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Consultants, Optionees, and their respective successors.


                      Article V. Stock Subject to the Plan

         5.1 Number. Subject to adjustment as provided in Section 5.3 herein, the total number of shares of Stock hereby made available for grant and reserved for issuance under the Plan shall be 800,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in
Section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Lapsed Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

         5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.


                        Article VI. Duration of the Plan

         6.1 Duration of the Plan. Subject to shareholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                       Article VII. Terms of Stock Options

         7.1 Grant of Options. Subject to Section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the number of shares of Stock subject to an Option and the number of Options granted to each Optionee. In making such determinations, the Committee may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         The aggregate Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which Incentive Stock Options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000.

         Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option. In no event, however, shall the number of shares of Stock with respect to which Nonstatutory Stock Options may be granted to any Employee exceed 250,000 in any fiscal year.

         The Committee is expressly given the authority to issue amended Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option.

         7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

         7.3 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions of Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions which the Committee may impose; and any other terms or conditions which the Committee may impose.

         All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         7.4 Option Price. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be equal to the Fair Market Value of Stock on the date the Option is granted and shall not be subject to the restrictions applicable to Incentive Stock Options.

         7.5 Term of Options. Each Option shall expire at such time as the Committee shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

         7.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Optionees.

         7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Committee, in Stock having a Fair Market Value at the time of the exercise equal to the exercise price (provided that, in the case of an Insider, the Stock that is tendered as payment upon exercise of the Option has been held by the Optionee for at least six months prior to its tender), or in some other form, including a combination of the above; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. In addition, the Company may establish a cashless exercise program in accordance with Federal Reserve Board Regulation T.


                    Article VIII. Written Notice, Issuance of
                   Stock Certificates, Shareholder Privileges

         8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Chief Financial Officer of the Company, in the form and manner prescribed by the Committee. Except for approved "cashless exercises," full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock. Such certificate may bear a legend restricting transfer thereof.

         8.3 Privileges of a Shareholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.


                      Article IX. Termination of Employment

         9.1 Death. Unless otherwise determined by the Committee, if an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. Unless otherwise determined by the Committee, the Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         9.2 Termination Other Than For Cause Or Due to Death. Unless otherwise determined by the Committee, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death or for cause, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code Section 422(c)(6), such Optionee may exercise such portion of any Option as was exercisable by such Optionee on his or her Termination Date within one year of such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Unless otherwise determined by the Committee, Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 Termination for Cause. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for cause, any Option or Options held by such Optionee under the Plan, to the extent not exercised before such termination, shall terminate immediately. "Cause" shall be determined by the Committee in its sole discretion.


                         Article X. Rights of Optionees

         10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         10.2 Nontransferability. Except as otherwise determined by the Committee in the case of Nonstatutory Options, all Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.


                         Article XI. Optionee-Employee's
                          Transfer or Leave of Absence

         11.1 Optionee-Employee's Transfer or Leave of Absence. For Plan purposes--

         (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such corporation to another, or

         (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.


                             Article XII. Amendment,
                    Modification, and Termination of the Plan

         12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that

         (a) no such action of the Board, without approval of the shareholders, may --

                  (i) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in Section 5.1; or

                  (ii) change the class of Employees or Consultants eligible to receive Options; and

         (b) without the approval of the shareholders of the Company (as may be required by the Code, by Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

                  (i) materially increase the total number of shares that may be granted to Insiders under this Plan;

                  (ii) materially modify the requirements as to eligibility for Insiders to participate in the Plan;

                  (iii) materially increase the benefits to Insiders under the Plan.

         12.2 Options Previously Granted. No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.


            Article XIII. Merger, Consolidation or Acceleration Event

         13.1 Merger, Consolidation.

         (a) Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

         (b) A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 424(a).

         13.2 Impact of Acceleration Event. All options granted hereunder will become fully exercisable and vested in the event of a "Acceleration Event" as defined in Section 13.3 or a "Potential Acceleration Event" as defined in
Section 13.4.

         13.3 Definition of "Acceleration Event." For purposes of Section 13.2, an "Acceleration Event" means the happening of any of the following:

         (a) When any "person" as defined in Section 3(a) (9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or parent or any employee benefit plan sponsored or maintained by the Company or any subsidiary or parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

         (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 13.3(b); or

         (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

         13.4 Definition of "Potential Acceleration Event." For purposes of
Section 13.2, a "Potential Acceleration Event" means the approval by the Board of an agreement by the Company the consummation of which would result in an Acceleration Event of the Company as defined in Section 13.3.


                      Article XIV. Securities Registration

         14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof,
(b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.


                           Article XV. Tax Withholding

         15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

         15.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction.

         Share withholding upon the exercise of an Option will be done if the Optionee makes a signed, written election and either of the following occurs:

         (a) The Option exercise occurs during a "window period" and the election to use such share withholding is made at any time prior to exercise. For this purpose, "window period" means the period beginning on the third business day following the date of public release of the Company's quarterly financial information and ending after the twelfth business day following such date. An earlier election can be revoked up until the exercise of the Option during the window period; or

         (b) An election to withhold shares is made at least six months before the Option is exercised. If this election is made, then the Option can be exercised and shares may be withheld outside of the window period.


                          Article XVI. Indemnification

         16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                        Article XVII. Requirements of Law

         17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of South Dakota.

         17.3 Compliance with the Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code
Section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.


                      Article XVIII. Effective Date of Plan

         18.1 Effective Date. Subject to ratification by an affirmative vote of holders of a majority of shares present and entitled to vote at the 1996 Annual Meeting, the Plan shall be effective as of December 19, 1995, the date of its adoption by the Board.


                  Article XIX. No Obligation to Exercise Option

         19.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.


                     Article XX. Nonexclusivity of the Plan

         20.1 Nonexclusivity of the Plan. The adoption of this Plan will not be construed as limiting the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan. Such arrangements may be either generally applicable or applicable only in specific cases.


                                         DAKOTAH, INCORPORATED


                                         By  /s/ Troy Jones, Jr.
                                          Its Chief Executive Officer


                                                                        APPENDIX

                              DAKOTAH, INCORPORATED
                      1996 STOCK OPTION PLAN FOR DIRECTORS


                      Article I. Establishment and Purpose

         1.1 Establishment. Dakotah, Incorporated, a South Dakota Corporation ("Company"), hereby establishes a stock option plan for members of its Board of Directors, as described herein, which shall be known as the "1996 STOCK OPTION PLAN FOR DIRECTORS" ("Plan").

         1.2 Purpose. The purposes of this Plan are to enhance shareholder investment by attracting, retaining, and motivating Directors of the Company who are not officers of the Company and to encourage stock ownership by such Directors by providing them with a means to acquire a proprietary interest in the Company's success.


                             Article II. Definitions

         2.1 Definitions. Unless the context clearly requires otherwise, the following terms shall have the respective meanings set forth below, and when said meaning is intended, the term shall be capitalized.

         (a)      "Board" means the Board of Directors of the Company.

         (b)      "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee, as specified in Article IV hereof, appointed by the Board to administer the Plan.

         (d) "Company" means Dakotah, Incorporated, a South Dakota corporation (including any and all subsidiaries).

         (e) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to
                  Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock as to which the Optionee intends to exercise an Option.

         (f) "Director" means any person, excluding any officer of the Company, who has been elected to the Board of Directors of the Company and is currently serving on the Board.

         (g) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

         (h) "Fair Market Value" means the close price of the Stock as reported by NASDAQ on the applicable day, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other value of the Stock as shall be specified by the Board.

         (i) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option is a nonstatutory option and is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (j) "Optionee" means a person to whom an Option has been granted under the Plan.

         (k) "Option Price" means the exercise price per share of Stock purchasable under an Option.

         (l) "Option Shares" means the total number of shares of Stock to which an Option applies.

         (m)      "Stock" means the Common Stock of the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                   Article III. Eligibility and Participation

         3.1 Eligibility. Options will be granted only to persons who at the time of the grant are Directors but not officers of the Company. For purposes of this Plan, a director who is also the Secretary of the Company is not considered an "officer."


                           Article IV. Administration

         4.1 The Committee. The Plan shall be administered by a Committee consisting of such persons as are appointed by the Board from time to time, and such persons shall serve at the discretion of the Board of Directors.

         4.2 Authority of the Committee. The Committee will have full authority to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable, and to make all other determinations necessary or appropriate for the administration of the Plan. Such determinations will be final and binding upon all persons having an interest in the Plan.

         4.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, directors, Optionees, and their respective successors.


                      Article V. Stock Subject to the Plan

         5.1 Number. Subject to adjustment as provided in Section 5.3 herein, the total number of shares of Stock hereby made available for grant and reserved for issuance under the Plan shall be 100,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in
Section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Lapsed Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

         5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of service as a Director) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.


                        Article VI. Duration of the Plan

         6.1 Duration of the Plan. Subject to shareholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                       Article VII. Terms of Stock Options

         7.1 Grant of Options. Pursuant to this Plan, upon approval of the Plan by the Company's shareholders each person serving as a Director will be granted an Option to purchase Four Thousand (4,000) shares of Stock. Except as otherwise may be provided herein, and without any further action, (i) an Option to purchase Four Thousand (4,000) shares of Stock shall be granted to each additional director upon his or her first election to the Board, as of the date of their election to the Board (whether by Board vote or shareholder vote); and
(ii) an Option to purchase an additional Two Thousand shares of Stock will be granted to each Director as of the date of each subsequent annual meeting of the Company's shareholders; provided, however, that the Director has received no other Option under the Plan during the immediately preceding six month period. All options granted hereunder will be subject to all terms of this Plan and will vest on the date of the grant of the Option.

         7.2 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement which shall incorporate the terms of this Plan by reference.

         7.3 Option Price. The Option Price of an Option granted pursuant to
Section 7.1 is the Fair Market Value on the day the Option is granted to the Optionee.

         7.4 Exercise of Options. Options granted under the Plan shall be exercisable in accordance with the terms of this Plan. Notwithstanding any other provision of the Plan, however, in no event may any Option granted under this Plan become exercisable prior to six months following the date of its grant, or following the date upon which the Plan is ratified, whichever is later.

         7.5 Term of Options. Each Option shall expire on the fifth anniversary date of its grant.

         7.6 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Committee, in Stock having a Fair Market Value at the time of the exercise equal to the exercise price (provided that the Stock that is tendered as payment upon exercise of the Option has been held by the Optionee for at least six months prior to its tender), or in some other form, including a combination of the above. In addition, the Company may establish a cashless exercise program in accordance with Federal Reserve Board Regulation T.


                    Article VIII. Written Notice, Issuance of
                   Stock Certificates, Shareholder Privileges

         8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Chief Financial Officer of the Company, in the form and manner prescribed by the Committee. Except for approved "cashless exercises," full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock. Such certificate may bear a legend restricting transfer thereof.

         8.3 Privileges of a Shareholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.


                 Article IX. Termination of Service as Director

         9.1 Death. If an Optionee's service on the Board terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         9.2 Termination Other Than For Cause Or Due to Death. In the event of an Optionee's termination of service on the Board, in the case of a Director, other than by reason of death or for cause, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is a Director, and is terminated due to disability within the meaning of Code Section 422(c)(6), such Optionee may exercise such portion of any Option as was exercisable by such Optionee on his or her Termination Date within one year of such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

         9.3 Termination for Cause. In the event of an Optionee's termination of service on the Board, in the case of a Director, which termination is by the Company for cause, any Option or Options held by such Optionee under the Plan, to the extent not exercised before such termination, shall terminate immediately.


                         Article X. Rights of Optionees

         10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Optionee's services as a director, at any time, nor confer upon any Optionee any right to continue as a director of the Company.

         10.2 Nontransferability. Except as otherwise determined by the Committee in the case of Nonstatutory Options, all Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.


                             Article XI. Amendment,
                    Modification, and Termination of the Plan

         The Board may suspend or terminate the Plan or any portion thereof at any time, and the Board may amend the Plan from time to time as may be deemed to be in the best interests of the Company; provided, however, that no such amendment, alteration, or discontinuation will be made (a) that would impair the rights of a Director with respect to an Option previously awarded, without such person's consent, or (b) without the approval of the shareholders, if such approval is necessary to comply with any legal, tax, or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act. No amendment will be made that will change the terms of the Options to be granted hereunder with regard to amount, exercise price, vesting or date of grant more than once every six months other than to comport to changes in the Code, Employee Retirement Income Security Act, or the rules thereunder.


                      Article XII. Merger or Consolidation

         12.1     Merger or Consolidation.

         (a) Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

         (b) A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such merger, or consolidation to exercise any unexercised Options, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder.

                      Article XIII. Securities Registration

         13.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof,
(b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.


                          Article XIV. Tax Withholding

         14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation, if any, required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

         14.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction.

         Share withholding upon the exercise of an Option will be done if the Optionee makes a signed, written election and either of the following occurs:

                  (a) The Option exercise occurs during a "window period" and the election to use such share withholding is made at any time prior to exercise. For this purpose, "window period" means the period beginning on the third (3rd) business day following the date of public release of the Company's quarterly financial information and ending after the twelfth (12th) business day following such date. An earlier election can be revoked up until the exercise of the Option during the window period; or

                  (b) An election to withhold shares is made at least six months before the Option is exercised. If this election is made, then the Option can be exercised and shares may be withheld outside of the window period.


                           Article XV. Indemnification

         15.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                        Article XVI. Requirements of Law

         16.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         16.2 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of South Dakota.


                      Article XVII. Effective Date of Plan

         17.1 Effective Date. Subject to ratification by an affirmative vote of holders of a majority of shares present and entitled to vote at the 1996 Annual Meeting, the Plan shall be effective as of May 9, 1996, the date of its adoption by the Board.


                 Article XVIII. No Obligation to Exercise Option

         18.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.


                     Article XIX. Nonexclusivity of the Plan

         19.1 Nonexclusivity of the Plan. The adoption of this Plan will not be construed as limiting the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan. Such arrangements may be either generally applicable or applicable only in specific cases.


                                           DAKOTAH, INCORPORATED


                                           By /s/ Troy Jones, Jr.
                                            Its Chief Executive Officer


- - --------------------------------------------------------------------------------


                                      PROXY
                              DAKOTAH, INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF STOCKHOLDERS -- JUNE 12, 1996

The undersigned stockholder of Dakotah, Incorporated (the "Company") hereby appoints Troy Jones, Jr. and George C. Whyte, or either of them, as agents, attorneys and proxies of the undersigned with full power of substitution in each of them, to vote, as designated below, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 12, 1996 at 5:30 p.m. at Webster High School, Webster, South Dakota, and at all adjournments thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

Item 1. Authority to vote for the election of the following nominees as directors: James D. Becker, Linda J. Laskowski and Lee A. Schoenbeck for three year terms and Leo T. Reynolds for a one year term. YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE BY STRIKING A LINE THROUGH THE NOMINEE'S NAME. TO CUMULATE VOTES AS TO A PARTICULAR NOMINEE(S) AS EXPLAINED IN THE PROXY STATEMENT DATED MAY 13, 1996, INDICATE THE NAME(S) AND NUMBER OF VOTES TO BE GIVEN TO SUCH NOMINEE(S).

                          [ ] GRANT    [ ] WITHHOLD

Item 2. Approve adoption of the 1995 Stock Option Plan.

                   [ ]  FOR    [ ] AGAINST    [ ] ABSTAIN

Item 3. Approve adoption of the 1996 Stock Option Plan for Directors.

                   [ ]  FOR    [ ] AGAINST    [ ] ABSTAIN

Item 4. Ratifying the appointment of Grant Thornton LLP as independent auditors for the current fiscal year.

                   [ ]  FOR    [ ] AGAINST    [ ] ABSTAIN

Item 5. In their discretion upon such other business as may properly come before the meeting.

All as described in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

          (Continued, and to be completed and signed on the other side)

                           (continued from other side)

ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES, TO APPROVE ADOPTION OF THE 1995 STOCK OPTION PLAN, TO APPROVE ADOPTION OF THE 1996 STOCK OPTION PLAN FOR DIRECTORS, TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AND IN ACCORDANCE WITH THE PROXIES' DISCRETION IN CONNECTION WITH SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                    Dated: ______________________________, 1996

                                    ___________________________________________
                                    Print Name(s) of Shareholder(s)

                                    ___________________________________________
                                    Signature of Shareholder

                                    ___________________________________________
                                    Signature of Joint Owner

                                    (Signature should agree with stenciled
                                    name(s).) When signing as attorney,
                                    guardian, executor, administrator or
                                    trustee, please give title. EACH joint owner must sign. If the signer is a corporation, give full corporate name and sign by duly authorized officer, showing officer's title.

                 PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY.
                   YOUR COOPERATION IS SINCERELY APPRECIATED.